UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2017

Great Elm Capital Corp.

(Exact name of registrant as specified in its charter)

Maryland	814-0211	81-2621577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA 02453	02453
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (617) 375-3006

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2017, the registrant agreed to sell to the several underwriters, an aggregate of $28.375 million of 6.50% Notes due September 18, 2022 (the “Notes”).  The Notes are issued pursuant to an indenture dated as of September 18, 2017 and a first supplemental indenture dated as of September 18, 2017.

The Notes will mature on September 18, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 18, 2019 at a redemption price of $25 per security plus accrued and unpaid interest. The Notes bear interest at a rate of 6.50% per year payable quarterly on January 31, April 30, July 31 and October 31 of each year, beginning October 31, 2017. The Notes are direct unsecured obligations of the Company. The registrant intends to list the Notes on NASDAQ under the symbol “GECCD.”

The indenture, the supplemental indenture and the global note representing the Notes are exhibits to this report and the foregoing summary is qualified in its entirety by reference to such exhibits that should be read carefully in their entirety.  The registrant will use the net proceeds of the offering of the Notes to effect the redemption its of its 8.25% Senior Notes due 2020 (the “Full Circle Notes”).

Item 8.01 Other Events.

On September 13, 2017, the registrant issued a press release with respect to the pricing of the Notes.  Such press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

The exhibit index following the signature page to this report is incorporated herein by reference.

Exhibit Index

Exhibit
Number	Description
1.1	Underwriting agreement, dated as of September 13, 2017
4.1	Indenture, dated as of September 18, 2017, by and between the registrant and American Stock Transfer and Trust Company
4.2	Supplemental Indenture, dated as of September 18, 2017, by and between the registrant and American Stock Transfer and Trust Company
4.3	Global Note, dated September 18, 2017
99.1	Press release, dated September 13, 2017 (incorporated by reference to the 497AD (File No. 333-19574) filed on September 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of September 18, 2017.

GREAT ELM CAPITAL CORP.

/s/ Michael J. Sell

By:  Michael J. Sell

Title:  Chief Financial Officer